UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)                        December 29, 2004

Berkshire Income Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts	02108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                  (617) 523-7722

                                                             (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 29, 2004, the operating partnership of the Registrant, Berkshire Income Realty – OP, L.P. (“BIR-OP”), through a newly formed joint venture (the “Joint Venture”) with an affiliate of Equity Resources Investments, L.L.C. (“ERI”), consummated the acquisition of 100% of the outstanding limited and general partner interests of the limited partnerships set forth below from Capital Realty Investors-II Limited Partnership (“CRI-II”) and the related general partners of such limited partnerships, all unrelated third parties (collectively the “Seller”), at the purchase prices set forth below:

Partnership	Multifamily Apartment Community	Units	General Partner	Purchase Price
Blackburn Associates Limited Partnership (Burtonsville, MD)	Country Place I Apartments	192	CRICO Limited Partnership of Burtonsville	$7,769,720
Second Blackburn Associates Limited Partnership (Burtonsville, MD)	Country Place II Apartments	120	CRICO Limited Partnership of Burtonsville	$5,054,677

The Registrant plans to operate the properties, which are contiguous, as one property under the name “Country Place Apartments.

This acquisition is the final phase of a two part acquisition, the initial phase of which was completed on November 17, 2004 with the acquisitions of Arrowhead and Moorings Apartments.

Under the terms of the joint venture, BIR-OP will own a 58% interest as managing member and ERI will own the remaining 42%. All profits and losses will be shared by BIR-OP and ERI on a pro rata basis according to their respective ownership interests. Affiliates of BIR-OP will be entitled to perform asset management and property management services and receive fees in payment thereof.

An affiliate of ERI currently holds over 20% of the outstanding interests in CRI-II.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Financial statements for the property acquired and noted in Item 2.01 herein are not available at this time and will be filed by amendment as soon as practicable, but not later than March 16, 2005.

(b) Pro Forma Financial Information

Pro forma financial information of the Registrant reflecting the properties acquired and noted in Item 2.01 herein is not available at this time and will be filed by amendment as soon as practicable, but not later than March 16, 2005.

(c)     Exhibits.

Exhibit 10.1	Purchase and Sale Agreement dated September 14, 2004, related to Blackburn Limited Partnership, between Capital Realty Investors-II Limited Partnership, CRICO Limited Partnership of Burtonsville, BIR/ERI LP Country Place I, L.L.C. and CIR/ERI GP Country Place I, L.L.C. *

Exhibit 10.2	Purchase and Sale Agreement dated September 14, 2004, related to Second Blackburn Limited Partnership, between Capital Realty Investors-II Limited Partnership, CRICO Limited Partnership of Burtonsville, BIR/ERI LP Country Place II, L.L.C. and CIR/ERI GP Country Place II, L.L.C. *

*Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE INCOME REALTY, INC.

January 4, 2005	/s/ David C. Quade
David C. Quade
President and Chief Financial Officer